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                                                                    EXHIBIT 99.2

                   AMENDMENT TO AGREEMENT AND PLAN OF MERGER

        This Amendment to Agreement and Plan of Merger, dated as of November 28, 1994 (this "Amendment"), is by and among Panhandle Eastern Corporation, a Delaware corporation ("PEC"), Panhandle Acquisition Two, Inc., a Delaware corporation and wholly owned subsidiary of PEC ("Merger Sub"), and Associated Natural Gas Corporation, a Delaware corporation ("ANGC").

        WHEREAS, the parties hereto are parties to that certain Agreement and Plan of Merger dated as of October 9, 1994 (the "Merger Agreement");

        WHEREAS, PEC and ANGC are parties to that certain Stock Option Agreement dated as of October 9, 1994 (the "PEC Option Agreement");

        WHEREAS, pursuant to Section 8.03 of the Merger Agreement, the parties desire to amend the Merger Agreement;

        WHEREAS, pursuant to the terms of the PEC Option Agreement, the parties thereto are, as of the date hereof, entering into an amendment to the PEC Option Agreement (which PEC Option Agreement, as amended by such amendment, is referred to herein as the "Amended PEC Option Agreement"); and

        WHEREAS, the respective Boards of Directors of each of the parties have approved this Amendment;

        NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Capitalized terms used in this Amendment without definition are defined in the Merger Agreement and are used herein with the same meanings ascribed to such terms in the Merger Agreement.

        2. Section 7.03 of the Merger Agreement is hereby amended by adding the following subsection thereto:

           "(g) Dillon, Read & Co. Inc. shall have delivered to ANGC its written opinion (which may be in the form of a confirmation, as of the date of the ANGC Stockholders Meeting, of its opinion referred to in Section 3.25 hereof) to the effect that, as of the date of the ANGC Stockholders Meeting, the Merger Consideration to be received by the holders of ANGC Common Stock in the Merger is fair, from a financial point of view, to such holders."





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        3.  Section 8.01 of the Merger Agreement is hereby amended by deleting the word "or" at the end of subsection (h) thereof, by deleting the period at the end of subsection (i) thereof and substituting the phrase "; or" in the place of such period, and by adding the following subsection to Section 8.01:

           "(j) by ANGC, if the condition set forth in Section 7.03 (g) hereof shall not have been satisfied as of the date of the ANGC Stockholders Meeting; provided, that ANGC shall not have taken any action, or omitted to take any action, which would prevent such condition from being satisfied."

        4. Section 8.05(c) of the Merger Agreement is hereby amended by deleting the word "or" at the end of clause (iv) thereof, by adding the word "or" at the end of clause (v) thereof, and by adding the following clause (vi) immediately following such clause (v):

           "(vi) Section 8.01(j) and at the time of the ANGC Stockholders Meeting there shall exist a Competing Transaction;"

        5. All references to the PEC Option Agreement contained in the Merger Agreement shall, unless the context otherwise requires, be deemed to be references to the Amended PEC Option Agreement.

        6. The Merger Agreement, as amended by this Amendment, shall remain in full force and effect.





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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.


                                    PANHANDLE EASTERN CORPORATION



                                    By: /s/ Paul M. Anderson
                                        __________________________________



                                    PANHANDLE ACQUISITION TWO, INC.



                                    By: /s/  Paul M. Anderson
                                        __________________________________


                                    ASSOCIATED NATURAL GAS CORPORATION



                                    By: /s/ Donald H. Anderson
                                        __________________________________




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